UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): November 1, 2005

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas     77042
                    (Address of principal executive offices)                               (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     Results of Operations and Financial Condition

     In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this Current Report on Form 8-K involve known and unknown risk, uncertainties and other factors. Among the factors that could cause actual results to differ materially are: price of oil and gas and their effect on industry conditions; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delay or cost overruns on construction projects and other material factors that are described from time to time in the Company's filings with the SEC. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved.

          On November 1, 2005, GulfMark Offshore, Inc. (NASDAQ: GMRK) announced the date of it's upcoming third quarter earnings release and investor conference call. Additional information is included in the Company's press release dated November 1, 2005, which is attached hereto as Exhibit 99.1.

ITEM 9.01.     Financial Statements and Exhibits

     (c)     Exhibits

     The following exhibit is filed with this report.

Exhibit No.               Description
   99.1                      Press Release of GulfMark Offshore, Inc. dated November 1, 2005

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 1, 2005

                                                                            GulfMark Offshore, Inc.
                                                                            (Registrant)
                                                                  By:     /s/ Edward A. Guthrie
                                                                            -------------------------------
                                                                            Executive Vice President and
                                                                            Chief Financial Officer